Exhibit 4.5

 No. 2

THE SECURITIES REPRESENTED BY THIS WARRANT AND THE COMMON STOCK ISSUABLE THEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAW AND, ACCORDINGLY, THE SECURITIES REPRESENTED BY THIS WARRANT MAY NOT BE RESOLD, PLEDGED, OR OTHERWISE TRANSFERRED, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER, OR IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER, THE SECURITIES ACT AND IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS.

WARRANTS

to Purchase Common Stock of

OMNIMMUNE CORP.

Expiring on November 1, 2008

This Warrant to Purchase Common Stock (the "Warrant") certifies that for value received, Phillip B. Costa, Jr. (the "Holder"), or his heirs, successors or assigns, is entitled to subscribe for and purchase from the Company (as hereinafter defined), in whole or in part, 82,500 shares of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (as hereinafter defined) at an initial Exercise Price (as hereinafter defined), subject, however, to the provisions and upon the terms and conditions hereinafter set forth. The number of shares of Common Stock purchasable hereunder and the Exercise Price therefor are subject to adjustment as hereinafter set forth. This Warrant and all rights hereunder shall expire at 5:00 p.m., Houston, Texas time, on November 1, 2008.

As used herein, the following terms shall have the meanings set forth below:

"Company" shall mean Omnimmune Corp., a Texas corporation, and shall also include any successor thereto with respect to the obligations hereunder, by merger, consolidation or otherwise.

"Common Stock" shall mean and include the Company's Common Stock, par value $0.01 per share, authorized on the date of the original issue of this Warrant and shall also include (i) in case of any reorganization, reclassification, consolidation, merger, share exchange or sale, transfer or other disposition of assets of the character referred to in Section 3.5 hereof, the stock, securities provided for in such Section 3.5, and (ii) any other shares of common stock of the Company into which such shares of Common Stock may be converted.

"Exercise Price" The initial purchase price for each share of Common Stock payable upon exercise of the Warrants shall be $.01. The Exercise Price shall be adjusted from time to time pursuant to the provisions hereof.

"Market Price" for any day, when used with reference to Common Stock, shall mean the price of said Common Stock determined as follows. (i) the last reported sale price for the Common Stock on such day on the principal securities exchange on which the Common Stock is listed or admitted to trading or if no such sale takes place on such date, the average of the closing hid and asked prices thereof as officially reported, or, if not so listed or admitted to trading on any securities exchange, the last sale price for the Common Stock on the National Association of Securities Dealers National Market System or SmallCap Market on such date, or, if there shall have been no trading on such date or if the Common Stock shall not be listed on such system, the average of the closing hid and asked prices in the over-the-counter market as furnished by any NASD member firm selected from time to time by the Company for such purpose, in each such case, unless otherwise provided herein, averaged over a period of ten (10) consecutive Trading Days prior to the date as of which the determination is to be made; or (ii) if the Common Stock shall not be listed or admitted to trading or the closing hid and asked prices are unable to be furnished by an NASD member firm, as provided in clause (i) above, the fair market value of the Common Stock as determined in good faith by the Board of Directors of the Company.

"Note" shall mean any Subordinated Reimbursement Note of the Company issued to Holder pursuant to the terms and conditions of the Reimbursement Agreement, as hereinafter defined.

"Outstanding," when used with reference to Common Stock, shall mean (except as otherwise expressly provided herein) at any date as of which the number of shares thereof is to he determined, all issued shares of Common Stock, except shares then owned or held by or for the account of the Company.

"Person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

"Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

"Trading Days" shall mean any days during the course of which the principal securities exchange on which the Common Stock is listed or admitted to trading is open for the exchange of securities.

"Warrant Shares" shall mean the shares of Common Stock purchased or purchasable by the holder hereof upon the exercise of the Warrants.

ARTICLE I

EXERCISE OF WARRANTS

1.1 Method of Exercise. The Warrants represented hereby may be exercised by the holder hereof, in whole or in part, at any time and from time to time on or after the date hereof until 5:00 p.m., Houston, Texas time, on November 1, 2008. To exercise the Warrants, the holder hereof shall deliver to the Company, at the Warrant Office designated in Section2.1 hereof, (i) a written notice in the form of the Subscription Notice attached as an exhibit hereto, stating therein the election of such holder to exercise the Warrants in the manner provided in the Subscription Notice; (ii) payment in full of the Exercise Price (A) in cash or by bank check for all Warrant Shares purchased hereunder, or (B) through a "cashless" or "net-issue" exercise of each such Warrant ("Cashless Exercise"); the holder shall exchange each Warrant subject to a Cashless Exercise for that number of Warrant Shares determined by multiplying the number of Warrant Shares issuable hereunder by a fraction, the numerator of which shall be the difference between (x) the Market Price and (y) the Exercise Price for each such Warrant, and the denominator of which shall be the Market Price; the Subscription Notice shall set forth the calculation upon which the Cashless Exercise is based, or (C) a combination of (A) and (B) above and (iii) this Warrant. The Warrants shall be deemed to be exercised on the date of receipt by the Company of the Subscription Notice, accompanied by payment for the Warrant Shares and surrender of this Warrant, as aforesaid, and such date is referred to herein as the "Exercise Date". Upon such exercise, the Company shall, as promptly as practicable and in any event within ten (10) business days, issue and deliver to such holder a certificate or certificates for the full number of the Warrant Shares purchased by such holder hereunder, and shall, unless the Warrants have expired, deliver to the holder hereof a new Warrant representing the number of Warrants, if any, that shall not have been exercised, in all other respects identical to this Warrant. As permitted by applicable law, the Person in whose name the certificates for Common Stock are to be issued shall be deemed to have become a holder of record of such Common Stock on the Exercise Date and shall be entitled to all of the benefits of such holder on the Exercise Date, including without limitation, the right to receive dividends and other distributions for which the record date falls on or after the Exercise Date and the right to exercise voting rights.

1.2 Expenses and Taxes. The Company shall pay all expenses and taxes (including, without limitation, all documentary, stamp, transfer or other transactional taxes) other than income taxes attributable to the preparation, issuance or delivery of the Warrants and of the shares of Common Stock issuable upon exercise of the Warrants.

1.3 Reservation of Shares. The Company shall reserve at all times so long as the Warrants remain outstanding, free from preemptive rights, out of its treasury Common Stock or its authorized but unissued shares of Common Stock, or both, solely for the purpose of effecting the exercise of the Warrants, a sufficient number of shares of Common Stock to provide for the exercise of the Warrants.

1.4 Valid Issuance. All shares of Common Stock that may be issued upon exercise of the Warrants will, upon issuance by the Company, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof and, without limiting the generality of the foregoing, the Company shall take no action or fail to take any action which will cause a contrary result (including, without limitation, any action that would cause the Exercise Price to be less than the par value, if any, of the Common Stock).

1.5 Registration Rights. The holder hereof shall be entitled to registration rights with respect to the underlying shares of Common Stock under the Securities Act and any applicable state securities or blue sky laws to the extent set forth in the Registration Rights Agreement among Holder and the Company dated as of even date herewith (the "Registration Rights Agreement"), as amended or modified.

1.6 Acknowledgment of Rights At the time of the exercise of the Warrants in accordance with the terms hereof and upon the written request of the holder hereof, the Company will acknowledge in writing its continuing obligation to afford to such holder any rights (including, without limitation, any right to registration of the Warrant Shares) to which such holder shall continue to he entitled after such exercise in accordance with the provisions of this Warrant; provided, however, that if the holder hereof shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

1.7 No Fractional Shares. The Company shall not be required to issue fractional shares of Common Stock on the exercise of this Warrant. If more than one Warrant shall be presented for exercise at the same time by the same holder, the number of full shares of Common Stock which shall be issuable upon such exercise shall be computed on the basis of the aggregate number of whole shares of Common Stock purchasable on exercise of the Warrants so presented. If any fraction of a share of Common Stock would, except for the provisions of this Section 1.7, he issuable on the exercise of this Warrant, the Company shall pay an amount in cash calculated by it to be equal to the Market Price of one share of Common Stock at the time of such exercise multiplied by such fraction computed to the nearest whole cent.

ARTICLE I1

TRANSFER

2.1 Warrant Office. The Company shall maintain an office for certain purposes specified herein (the "Warrant Office"), which office shall initially be the Company's offices at 4600 Post Oak Place, Suite 152, Houston, Texas 77027 and may subsequently be such other office of the Company or of any transfer agent of the Common Stock in the continental United States as to which written notice has previously been given to the holder hereof. The Company shall maintain, at the Warrant Office, a register for the Warrants in which the Company shall record the name and address of the Person in whose name this Warrant has been issued, as well as the name and address of each permitted assignee of the rights of the registered owner hereof.

2.2 Ownership of Warrants. The Company may deem and treat the Person in whose name the Warrants are registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary until presentation of this Warrant for registration of transfer as provided in this Article 11. Notwithstanding the foregoing, the Warrants represented hereby, if properly assigned in compliance with this Article 11, may be exercised by an assignee for the purchase of Warrant Shares without having a new Warrant issued.

2.3 Restrictions on Transfer of Warrants. The Company agrees to maintain at the Warrant Office books for the registration and transfer of the Warrants. Subject to the restrictions on transfer of the Warrants in this Section 2.3, the Company, from time to time, shall register the transfer of the Warrants in such books upon surrender of this Warrant at the Warrant Office properly endorsed or accompanied by appropriate instruments of transfer and written instructions for transfer satisfactory to the Company. Upon any such transfer and upon payment by the holder or its transferee of any applicable transfer taxes, new Warrants shall be issued to the transferee and the transferor (as their respective interests may appear) and the surrendered Warrants shall be canceled by the Company. The Company shall pay all taxes (other than securities transfer taxes or income taxes) and all other expenses and charges payable in connection with the transfer of the Warrants pursuant to this Section 2.3.

2.3.1 Restrictions in General. The holder of the Warrants agrees that it will not transfer the Warrants unless registration of such Warrant Shares under the Securities Act and any applicable state securities or blue sky laws has become effective or the holder has provided to the Company an opinion of counsel acceptable to the Company that such registration is not required. Prior to any transfer (other than the grant of a security interest) as provided herein, the transferor shall provide written notice to the Company and an opinion of counsel to the effect that the proposed transfer is exempt from registration under all applicable securities laws, all in form and substance reasonably satisfactory to the Company. Any lender or lenders to which the Holder grants a security interest in the Warrants shall be entitled to exercise all remedies to which it is entitled by contract or by law, including (without limitation) transferring the Warrants into its own name or into the name of any purchaser at any sale undertaken in connection with enforcement by such lender of its remedies.

2.4 Compliance with Securities Laws. Subject to the terms of the Registration Rights Agreement, and notwithstanding any other provisions contained in this Warrant except Section 2.3.1, the holder hereof understands and agrees that the following restrictions and limitations shall be applicable to all Warrant Shares and to all resales or other transfers thereof pursuant to the Securities Act:

2.4.1 The holder hereof agrees that the Warrant Shares shall not be sold or otherwise transferred unless the Warrant Shares are registered under the Securities Act and applicable state securities or blue sky laws or are exempt therefrom.

2.4.2 A legend in substantially the following form will be placed on the certificate(s) evidencing the Warrant Shares:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAW AND, ACCORDINGLY, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE RESOLD, PLEDGED, OR OTHERWISE TRANSFERRED, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER, OR IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER, THE SECURITIES ACT AND IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS."

2.4.3 Stop transfer instructions may be imposed with respect to the Warrant Shares so as to restrict resale or other transfer thereof, subject to this Section 2.4.

ARTICLE III

ANTI-DILUTION

3.1 Anti-Dilution Provisions. The Exercise Price shall be subject to adjustment from time to time as hereinafter provided.

3.2 Adjustment of Exercise Price Upon Issuance of Common Stock

3.2.1 If and whenever after the date hereof the Company shall issue or sell any Common Stock for no consideration or for a consideration per share less than the Exercise Price, issue convertible securities other than this Warrant, including other warrants, grant stock options, or issue any other common stock equivalent (other than shares reserved for issuance to officers, employees, directors, consultants or advisors of the Company pursuant to existing stock option or restricted stock purchase plans), then, forthwith upon such issue or sale, the Exercise Price shall be reduced (but not increased), to the lower price per share (calculated pursuant to this Section 3.2 to the nearest one-ten thousandth of a cent) but in any event not less than $.001 per share.

3.2.2 For purposes of this Section 3.2, the following Sections 3.2.2(A) to 3.2.2(E) inclusive, shall be applicable:

(A) Issuance of Rights or Options. In case at any time after the date hereof the Company shall in any manner grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such convertible or exchangeable stock or securities being herein called "Convertible Securities") (other than warrants, options or convertible securities issued as consideration for or assumed in conjunction with an acquisition or to officers, directors or employees of the acquired entity in conjunction therewith), whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which shares of Common Stock are issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of such rights or options, or plus, in the case of such rights or options that relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options) shall be less than the Exercise Price in effect as of the date of granting such rights or options, then the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options shall be deemed to be outstanding as of the date of the granting of such rights or options and to have been issued for such price per share, with the effect on the Exercise Price specified in Section 3.2.1 hereof Except as provided in Section 3.2.2 hereof, no further adjustment of the Exercise Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon exercise of such rights or options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

(B) Change in Option Price or Conversion Rate. If (i) the purchase price provided for in any right or option, (ii) the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities, or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock shall be decreased (other than under or by reason of provisions designed to protect against dilution), the Exercise Price then in effect hereunder shall forthwith be decreased to the Exercise Price that would have been in effect at such time had such rights, options or Convertible Securities provided for such changed purchase price, additional consideration or conversion rate, at the time initially issued.

(C) Consideration for Stock. In case at any time Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for cash, the consideration therefor shall be deemed to be the amount received by the Company therefor. In case at any time any Common Stock, Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration, as determined reasonably and in good faith by the Board of Directors of the Company. In case at any time any Common Stock, Convertible Securities or any rights or options to purchase any Common Stock or Convertible Securities shall be issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration received therefor shall be deemed to be the fair value, as determined reasonably and in good faith by the Board of Directors of the Company, of such portion of the assets and business of the nonsurviving corporation as such Board of Directors may determine to be attributable to such Common Stock, Convertible Securities, rights or options as the case may be. In case at any time any rights or options to purchase any shares of Common Stock or Convertible Securities shall be issued in connection with the issuance and sale of other securities of the Company, together consisting of one integral transaction in which no consideration is allocated to such rights or options by the parties, such rights or options shall be deemed to have been issued with consideration.

(D) Record Date. In the case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock or Convertible Securities, or (ii) to subscribe for or purchase Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issuance or sale of the Common Stock or Convertible Securities deemed to have been issued or sold as a result of the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(E) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned directly by the Company in treasury, and the disposition of any such shares shall be considered an issuance or sale of Common Stock for the purpose of this Section 3.2.

3.3 Stock Dividends. In case the Company shall declare a dividend or make any other distribution upon any shares of the Company, payable in Common Stock or Convertible Securities, any Common Stock or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

3.4 Stock Splits and Reverse Splits In the event that the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares or declare a dividend upon any shares of the Company payable in Common Stock or Convertible Securities, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Warrant Shares purchasable pursuant to this Warrant immediately prior to such subdivision shall be proportionately increased, and conversely, in the event that the outstanding shares of Common Stock shall at any time be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such combination shall be proportionately reduced. Except as provided in this Section 3.4, no adjustment in the Exercise Price and no change in the number of Warrant Shares purchasable shall be made under this Article I11 as a result of, or by reason of, any such subdivision or combination.

3.5 Reorganizations and Asset Sales. If any capital reorganization or reclassification of the capital stock of the Company, or any consolidation, merger or share exchange of the Company with another person, or the sale, transfer or other disposition of all or substantially all of its assets to another Person shall be effected in such a way that a holder of Common Stock of the Company shall be entitled to receive capital stock, securities or assets with respect to or in exchange for their shares, then the following provisions shall apply:

3.5.1 As a condition of such reorganization, reclassification, consolidation, merger, share exchange, sale, transfer or other disposition (except as otherwise provided below in this Section 3.5), lawful and adequate provisions shall be made whereby the holder of Warrants shall thereafter have the right to purchase and receive upon the terms and conditions specified in this Warrant and in lieu of the Warrant Shares immediately theretofore receivable upon the exercise of the rights represented hereby, such shares of capital stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of Warrant Shares immediately theretofore so receivable had such reorganization, reclassification, consolidation, merger, share exchange or sale not taken place, and in any such case appropriate provision reasonably satisfactory to such holder shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of Warrant Shares receivable upon the exercise) shall thereafter be applicable, as nearly as possible, in relation to any shares of capital stock, securities or assets thereafter deliverable upon the exercise of Warrants.

3.5.2 In the event of a merger, share exchange or consolidation of the Company with or into another Person as a result of which a number of shares of Common Stock or its equivalent of the successor Person greater or lesser than the number of shares of Common Stock outstanding immediately prior to such merger, share exchange or consolidation are issuable to holders of Common Stock, then the Exercise Price in effect immediately prior to such merger, share exchange or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock.

3.5.3 The Company shall not effect any such consolidation, merger, share exchange, sale, transfer or other disposition unless prior to or simultaneously with the consummation thereof the successor Person (if other than the Company) resulting from such consolidation, share exchange or merger of the Person purchasing or otherwise acquiring such assets shall have assumed by written instrument executed and mailed or delivered to the holder hereof at the last address of such holder appearing on the books of the Company the obligation to deliver to such holder such shares of capital stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to receive, and all other liabilities and obligations of the Company hereunder. Upon written request by the holder hereof, such successor Person will issue a new warrant revised to reflect the modifications in this Warrant effected pursuant to this Section 3.5.

3.5.4 If a purchase, tender or exchange offer is made to and accepted by the holders of 50% or more of the outstanding shares of Common Stock, the Company shall not effect any consolidation, merger, share exchange or sale, transfer or other disposition of all or substantially all of the Company's assets with the Person having made such offer or with any affiliate of such Person, unless prior to the consummation of such consolidation, merger, share exchange, sale, transfer or other disposition the holder hereof shall have been given a reasonable opportunity to then elect to receive upon the exercise of the Warrants either the capital stock, securities or assets then issuable with respect to the Common Stock or the capital stock, securities or assets, or the equivalent, issued to previous holders of the Common Stock in accordance with such offer.

3.6 Adjustment for Asset Distribution. If the Company declares a dividend or other distribution payable to all holders of shares of Common Stock in evidences of indebtedness of the Company or other assets of the Company (including, cash (other than regular cash dividends declared by the Board of Directors), capital stock (other than Common Stock, Convertible Securities or options or rights thereto) or other property), the Exercise Price in effect immediately prior to such declaration of such dividend or other distribution shall be reduced by an amount equal to the amount of such dividend or distribution payable per share of Common Stock, in the case of a cash dividend or distribution, or by the fair value of such dividend or distribution per share of Common Stock (as reasonably determined in good faith by the Board of Directors of the Company), in the case of any other dividend or distribution. Such reduction shall be made whenever any such dividend or distribution is made and shall be effective as of the date as of which a record is taken for the purpose of such dividend or distribution or, if a record is not taken, the date as of which holders of record of Common Stock entitled to such dividend or distribution are determined.

3.7 De Minimis Adjustments. No adjustment in the number of shares of Common Stock purchasable hereunder shall he required unless such adjustment would require an increase or decrease of at least one share of Common Stock purchasable upon an exercise of each Warrant and no adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least $0.01 in the Exercise Price; provided, however, that any adjustments which by reason of this Section 3.7 are not required to be made shall he carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest full share or nearest one hundredth of a dollar, as applicable.

3.8 Notice of Adjustment. Whenever the Exercise Price or the number of Warrant Shares issuable upon the exercise of the Warrants shall he adjusted as herein provided, or the rights of the holder hereof shall change by reason of other events specified herein, the Company shall compute the adjusted Exercise Price and the adjusted number of Warrant Shares in accordance with the provisions hereof and shall prepare an Officer's Certificate setting forth the adjusted Exercise Price and the adjusted number of Warrant Shares issuable upon the exercise of the Warrants or specifying the other shares of stock, securities or assets receivable as a result of such change in rights, and showing in reasonable detail the facts and calculations upon which such adjustments or other changes are based and shall obtain an opinion of the Company's independent accountants as to the correctness of such adjustments and calculations and to the effect that such adjustments and calculations have been made in accordance with the terms hereof. The Company shall cause to he mailed to the holder hereof copies of such Officer's Certificate and its independent accountants' opinion together with a notice stating that the Exercise Price and the number of Warrant Shares purchasable upon exercise of the Warrants have been adjusted and setting forth the adjusted Exercise Price and the adjusted number of Warrant Shares purchasable upon the exercise of the Warrants

3.9 Notifications to Holders. In case at any time the Company proposes:

(i) to declare any dividend upon its Common Stock payable in capital stock or make any special dividend or other distribution (other than cash dividends) to the holders of its Common Stock;

(ii) to offer for subscription pro rata to all of the holders of its Common Stock any additional shares of capital stock of any class or other rights;

(iii) to effect any capital reorganization, or reclassification of the capital stock of the Company, or consolidation, merger or share exchange of the Company with another Person, or sale, transfer or other disposition of all or substantially all of its assets; or

(iv) to effect a voluntary or involuntary dissolution, liquidation or winding up of the Company, then, in any one or more of such cases, the Company shall give the holder hereof (a) at least 10 days' (but not more than 90 days') prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of such issuance, reorganization, reclassification, consolidation, merger, share exchange, sale, transfer, disposition, dissolution, liquidation or winding up, and (b) in the case of any such issuance, reorganization, reclassification, consolidation, merger, share exchange, sale, transfer, disposition, dissolution, liquidation or winding up, at least 10 days' (but not more than 90 days') prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock, as the case may be, for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, share exchange, sale, transfer, disposition, dissolution, liquidation or winding up, as the case may be.

3.10 Company to Prevent Dilution. If any event or condition occurs as to which other provisions of this Article I11 are not strictly applicable or if strictly applicable would not fairly protect the exercise or purchase rights of the Warrants evidenced hereby in accordance with the essential intent and principles of such provisions, or that might materially and adversely affect the exercise or purchase rights of the holder hereof under any provisions of this Warrant, then the Company shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, so as to protect such exercise and purchase rights as aforesaid, and any adjustments necessary with respect to the Exercise Price and the number of Warrant Shares purchasable hereunder so as to preserve the rights of the holder hereunder. In no event shall any such adjustment have the effect of increasing the Exercise Price as otherwise determined pursuant to this Article 111 except in the event of a combination of shares of the type contemplated in Section 3.4 hereof, and then in no event to an amount greater than the Exercise Price as adjusted pursuant to Section 3.4 hereof

ARTICLE IV

MISCELLANEOUS

4.1 Entire Agreement. This Warrant, together with the Agreement and the Registration Rights Agreement, contains the entire agreement between the holder hereof and the Company with respect to the Warrant Shares purchasable upon exercise hereof and the related transactions and supersedes all prior arrangements or understandings with respect thereto.

4.2 Governing Law. This warrant shall be governed by and construed in accordance with the laws of the State of Texas.

4.3 Waiver and Amendment. Any term or provision of this Warrant may be waived at any time by the party which is entitled to the benefits thereof and any term or provision of this Warrant may be amended or supplemented at any time by agreement of the holder hereof and the Company, except that any waiver of any term or condition, or any amendment or supplementation, of this Warrant shall be in writing. A waiver of any breach or failure to enforce any of the terms or conditions of this Warrant shall not in any way effect, limit or waive a party's rights hereunder at any time to enforce strict compliance thereafter with every term or condition of this Warrant.

4.4 Illegality. In the event that any one or more of the provisions contained in this Warrant shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in any other respect and the remaining provisions of this Warrant shall not, at the election of the party for whom the benefit of the provision exists, be in any way impaired.

4.5 Copy of Warrant. A copy of this Warrant shall be filed among the records of the Company.

4.6 Notice. Any notice or other document required or permitted to be given or delivered to the holder hereof shall be in writing and delivered at, or sent by certified or registered mail to such holder at, the last address shown on the books of the Company maintained at the Warrant Office for the registration of this Warrant or at any more recent address of which the holder hereof shall have notified the Company in writing. Any notice or other document required or permitted to be given or delivered to the Company, other than such notice or documents required to be delivered to the Warrant Office, shall be delivered at, or sent by certified or registered mail to, the offices of the Company at 4600 Post Oak Place, Suite 152, Houston, Texas 77027, or such other address within the continental United States of America as shall have been furnished by the Company to the holder of this Warrant.

4.7 Limitation of Liability: Not Stockholders. No provision of this Warrant shall be construed as conferring upon the holder hereof the right to vote, consent, receive dividends or receive notices (other than as herein expressly provided) in respect of meetings of stockholders for the election of directors of the Company or any other matter whatsoever as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the purchase price of any shares of Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

4.8 Exchange Loss. Destruction. etc. of Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of this Warrant, and in the case of any such loss, theft or destruction upon delivery of a bond of indemnity or such other security in such form and amount as shall be reasonably satisfactory to the Company, or in the event of such mutilation upon surrender and cancellation of this Warrant, the Company will make and deliver a new warrant of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant. Any warrant issued under the provisions of this Section 4.8 in lieu of any Warrant alleged to be lost, destroyed or stolen, or in lieu of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange or replacement. The Company shall pay all taxes (other than securities transfer taxes or income taxes) and all other expenses and charges payable in connection with the preparation, execution and delivery of warrants pursuant to this Section 4.8.

4.9 Registration Rights. The Warrant Shares shall be entitled to such registration rights under the Securities Act and under applicable state securities laws as are specified in the Registration Rights Agreement.

4.10 Headings. The Article and Section and other headings herein are for convenience only and are not a part of this Warrant and shall not affect the interpretation thereof. IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name.

Dated as of___________________

OMNIMMUNE CORP.

By: _________________________________
Harris A. Lichtenstein
President

SUBSCRIPTION NOTICE

The undersigned, the holder of the foregoing Warrant, hereby elects to exercise purchase rights represented thereby for, and to purchase thereunder, shares of the Common Stock covered by such Warrant through a "cashless" or "net issue" exercise of such Warrant ("Cashless Exercise") pursuant to Section 1.1 of such Warrant, and requests that certificates for such shares (and any other securities or other property issuable upon such exercise) be issued in the name of, and delivered to

The calculation upon which the Cashless Exercise is based is as follows: (No. of Warrants) ((Market Price - Exercise Price)/Market Price) = No. of shares of Common Stock

-OR -

The undersigned, the holder of the foregoing Warrant, hereby elects to exercise purchase rights represented thereby for, and to purchase thereunder, shares of the Common Stock covered by such Warrant, and herewith makes payment in full for such shares, and requests (a) that certificates for such shares (and any other securities or other property issuable upon such exercise) be issued in the name of, and delivered to , and (b) if such shares shall not include all of the shares issuable as provided in such Warrant, that a new Warrant of like tenor and date for the balance of the shares issuable thereunder be delivered to the undersigned.

Signature:_______________

Date:___________________

ASSIGNMENT

For value received, hereby sells, assigns, and transfers unto the within Warrant, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint attorney, to transfer such Warrant on the books of Omnimmune Corp., a Texas corporation, with full power of substitution.

 Date:_____________________

 No. 1

THE SECURITIES REPRESENTED BY THIS WARRANT AND THE COMMON STOCK ISSUABLE THEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAW AND, ACCORDINGLY, THE SECURITIES REPRESENTED BY THIS WARRANT MAY NOT BE RESOLD, PLEDGED, OR OTHERWISE TRANSFERRED, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER, OR IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER, THE SECURITIES ACT AND IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS.

WARRANTS

to Purchase Common Stock of

OMNIMMUNE CORP.

Expiring on November 1, 2008

This Warrant to Purchase Common Stock (the "Warrant") certifies that for value received, Alejandro A. Romero (the "Holder"), or his heirs, successors or assigns, is entitled to subscribe for and purchase from the Company (as hereinafter defined), in whole or in part, 82,500 shares of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (as hereinafter defined) at an initial Exercise Price (as hereinafter defined), subject, however, to the provisions and upon the terms and conditions hereinafter set forth. The number of shares of Common Stock purchasable hereunder and the Exercise Price therefor are subject to adjustment as hereinafter set forth. This Warrant and all rights hereunder shall expire at 5:00 p.m., Houston, Texas time, on November 1, 2008.

As used herein, the following terms shall have the meanings set forth below:

"Company" shall mean Omnimmune Corp., a Texas corporation, and shall also include any successor thereto with respect to the obligations hereunder, by merger, consolidation or otherwise.

"Common Stock" shall mean and include the Company's Common Stock, par value $0.01 per share, authorized on the date of the original issue of this Warrant and shall also include (i) in case of any reorganization, reclassification, consolidation, merger, share exchange or sale, transfer or other disposition of assets of the character referred to in Section 3.5 hereof, the stock, securities provided for in such Section 3.5, and (ii) any other shares of common stock of the Company into which such shares of Common Stock may be converted.

"Exercise Price" The initial purchase price for each share of Common Stock payable upon exercise of the Warrants shall be $.01. The Exercise Price shall be adjusted from time to time pursuant to the provisions hereof.

"Market Price" for any day, when used with reference to Common Stock, shall mean the price of said Common Stock determined as follows. (i) the last reported sale price for the Common Stock on such day on the principal securities exchange on which the Common Stock is listed or admitted to trading or if no such sale takes place on such date, the average of the closing hid and asked prices thereof as officially reported, or, if not so listed or admitted to trading on any securities exchange, the last sale price for the Common Stock on the National Association of Securities Dealers National Market System or SmallCap Market on such date, or, if there shall have been no trading on such date or if the Common Stock shall not be listed on such system, the average of the closing hid and asked prices in the over-the-counter market as furnished by any NASD member firm selected from time to time by the Company for such purpose, in each such case, unless otherwise provided herein, averaged over a period of ten (10) consecutive Trading Days prior to the date as of which the determination is to be made; or (ii) if the Common Stock shall not be listed or admitted to trading or the closing hid and asked prices are unable to be furnished by an NASD member firm, as provided in clause (i) above, the fair market value of the Common Stock as determined in good faith by the Board of Directors of the Company.

"Note" shall mean any Subordinated Reimbursement Note of the Company issued to Holder pursuant to the terms and conditions of the Reimbursement Agreement, as hereinafter defined.

"Outstanding," when used with reference to Common Stock, shall mean (except as otherwise expressly provided herein) at any date as of which the number of shares thereof is to he determined, all issued shares of Common Stock, except shares then owned or held by or for the account of the Company.

"Person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

"Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

"Trading Days" shall mean any days during the course of which the principal securities exchange on which the Common Stock is listed or admitted to trading is open for the exchange of securities.

"Warrant Shares" shall mean the shares of Common Stock purchased or purchasable by the holder hereof upon the exercise of the Warrants.

ARTICLE I

EXERCISE OF WARRANTS

1.1 Method of Exercise. The Warrants represented hereby may be exercised by the holder hereof, in whole or in part, at any time and from time to time on or after the date hereof until 5:00 p.m., Houston, Texas time, on November 1, 2008. To exercise the Warrants, the holder hereof shall deliver to the Company, at the Warrant Office designated in Section2.1 hereof, (i) a written notice in the form of the Subscription Notice attached as an exhibit hereto, stating therein the election of such holder to exercise the Warrants in the manner provided in the Subscription Notice; (ii) payment in full of the Exercise Price (A) in cash or by bank check for all Warrant Shares purchased hereunder, or (B) through a "cashless" or "net-issue" exercise of each such Warrant ("Cashless Exercise"); the holder shall exchange each Warrant subject to a Cashless Exercise for that number of Warrant Shares determined by multiplying the number of Warrant Shares issuable hereunder by a fraction, the numerator of which shall be the difference between (x) the Market Price and (y) the Exercise Price for each such Warrant, and the denominator of which shall be the Market Price; the Subscription Notice shall set forth the calculation upon which the Cashless Exercise is based, or (C) a combination of (A) and (B) above and (iii) this Warrant. The Warrants shall be deemed to be exercised on the date of receipt by the Company of the Subscription Notice, accompanied by payment for the Warrant Shares and surrender of this Warrant, as aforesaid, and such date is referred to herein as the "Exercise Date". Upon such exercise, the Company shall, as promptly as practicable and in any event within ten (10) business days, issue and deliver to such holder a certificate or certificates for the full number of the Warrant Shares purchased by such holder hereunder, and shall, unless the Warrants have expired, deliver to the holder hereof a new Warrant representing the number of Warrants, if any, that shall not have been exercised, in all other respects identical to this Warrant. As permitted by applicable law, the Person in whose name the certificates for Common Stock are to be issued shall be deemed to have become a holder of record of such Common Stock on the Exercise Date and shall be entitled to all of the benefits of such holder on the Exercise Date, including without limitation, the right to receive dividends and other distributions for which the record date falls on or after the Exercise Date and the right to exercise voting rights.

1.2 Expenses and Taxes. The Company shall pay all expenses and taxes (including, without limitation, all documentary, stamp, transfer or other transactional taxes) other than income taxes attributable to the preparation, issuance or delivery of the Warrants and of the shares of Common Stock issuable upon exercise of the Warrants.

1.3 Reservation of Shares. The Company shall reserve at all times so long as the Warrants remain outstanding, free from preemptive rights, out of its treasury Common Stock or its authorized but unissued shares of Common Stock, or both, solely for the purpose of effecting the exercise of the Warrants, a sufficient number of shares of Common Stock to provide for the exercise of the Warrants.

1.4 Valid Issuance. All shares of Common Stock that may be issued upon exercise of the Warrants will, upon issuance by the Company, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof and, without limiting the generality of the foregoing, the Company shall take no action or fail to take any action which will cause a contrary result (including, without limitation, any action that would cause the Exercise Price to be less than the par value, if any, of the Common Stock).

1.5 Registration Rights. The holder hereof shall be entitled to registration rights with respect to the underlying shares of Common Stock under the Securities Act and any applicable state securities or blue sky laws to the extent set forth in the Registration Rights Agreement among Holder and the Company dated as of even date herewith (the "Registration Rights Agreement"), as amended or modified.

1.6 Acknowledgment of Rights At the time of the exercise of the Warrants in accordance with the terms hereof and upon the written request of the holder hereof, the Company will acknowledge in writing its continuing obligation to afford to such holder any rights (including, without limitation, any right to registration of the Warrant Shares) to which such holder shall continue to he entitled after such exercise in accordance with the provisions of this Warrant; provided, however, that if the holder hereof shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

1.7 No Fractional Shares. The Company shall not be required to issue fractional shares of Common Stock on the exercise of this Warrant. If more than one Warrant shall be presented for exercise at the same time by the same holder, the number of full shares of Common Stock which shall be issuable upon such exercise shall be computed on the basis of the aggregate number of whole shares of Common Stock purchasable on exercise of the Warrants so presented. If any fraction of a share of Common Stock would, except for the provisions of this Section 1.7, he issuable on the exercise of this Warrant, the Company shall pay an amount in cash calculated by it to be equal to the Market Price of one share of Common Stock at the time of such exercise multiplied by such fraction computed to the nearest whole cent.

ARTICLE I1

TRANSFER

2.1 Warrant Office. The Company shall maintain an office for certain purposes specified herein (the "Warrant Office"), which office shall initially be the Company's offices at 4600 Post Oak Place, Suite 152, Houston, Texas 77027 and may subsequently be such other office of the Company or of any transfer agent of the Common Stock in the continental United States as to which written notice has previously been given to the holder hereof. The Company shall maintain, at the Warrant Office, a register for the Warrants in which the Company shall record the name and address of the Person in whose name this Warrant has been issued, as well as the name and address of each permitted assignee of the rights of the registered owner hereof.

2.2 Ownership of Warrants. The Company may deem and treat the Person in whose name the Warrants are registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary until presentation of this Warrant for registration of transfer as provided in this Article 11. Notwithstanding the foregoing, the Warrants represented hereby, if properly assigned in compliance with this Article 11, may be exercised by an assignee for the purchase of Warrant Shares without having a new Warrant issued.

2.3 Restrictions on Transfer of Warrants. The Company agrees to maintain at the Warrant Office books for the registration and transfer of the Warrants. Subject to the restrictions on transfer of the Warrants in this Section 2.3, the Company, from time to time, shall register the transfer of the Warrants in such books upon surrender of this Warrant at the Warrant Office properly endorsed or accompanied by appropriate instruments of transfer and written instructions for transfer satisfactory to the Company. Upon any such transfer and upon payment by the holder or its transferee of any applicable transfer taxes, new Warrants shall be issued to the transferee and the transferor (as their respective interests may appear) and the surrendered Warrants shall be canceled by the Company. The Company shall pay all taxes (other than securities transfer taxes or income taxes) and all other expenses and charges payable in connection with the transfer of the Warrants pursuant to this Section 2.3.

2.3.1 Restrictions in General. The holder of the Warrants agrees that it will not transfer the Warrants unless registration of such Warrant Shares under the Securities Act and any applicable state securities or blue sky laws has become effective or the holder has provided to the Company an opinion of counsel acceptable to the Company that such registration is not required. Prior to any transfer (other than the grant of a security interest) as provided herein, the transferor shall provide written notice to the Company and an opinion of counsel to the effect that the proposed transfer is exempt from registration under all applicable securities laws, all in form and substance reasonably satisfactory to the Company. Any lender or lenders to which the Holder grants a security interest in the Warrants shall be entitled to exercise all remedies to which it is entitled by contract or by law, including (without limitation) transferring the Warrants into its own name or into the name of any purchaser at any sale undertaken in connection with enforcement by such lender of its remedies.

2.4 Compliance with Securities Laws. Subject to the terms of the Registration Rights Agreement, and notwithstanding any other provisions contained in this Warrant except Section 2.3.1, the holder hereof understands and agrees that the following restrictions and limitations shall be applicable to all Warrant Shares and to all resales or other transfers thereof pursuant to the Securities Act:

2.4.1 The holder hereof agrees that the Warrant Shares shall not be sold or otherwise transferred unless the Warrant Shares are registered under the Securities Act and applicable state securities or blue sky laws or are exempt therefrom.

2.4.2 A legend in substantially the following form will be placed on the certificate(s) evidencing the Warrant Shares:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAW AND, ACCORDINGLY, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE RESOLD, PLEDGED, OR OTHERWISE TRANSFERRED, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER, OR IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER, THE SECURITIES ACT AND IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS."

2.4.3 Stop transfer instructions may be imposed with respect to the Warrant Shares so as to restrict resale or other transfer thereof, subject to this Section 2.4.

ARTICLE III

ANTI-DILUTION

3.1 Anti-Dilution Provisions. The Exercise Price shall be subject to adjustment from time to time as hereinafter provided.

3.2 Adjustment of Exercise Price Upon Issuance of Common Stock

3.2.1 If and whenever after the date hereof the Company shall issue or sell any Common Stock for no consideration or for a consideration per share less than the Exercise Price, issue convertible securities other than this Warrant, including other warrants, grant stock options, or issue any other common stock equivalent (other than shares reserved for issuance to officers, employees, directors, consultants or advisors of the Company pursuant to existing stock option or restricted stock purchase plans), then, forthwith upon such issue or sale, the Exercise Price shall be reduced (but not increased), to the lower price per share (calculated pursuant to this Section 3.2 to the nearest one-ten thousandth of a cent) but in any event not less than $.001 per share.

3.2.2 For purposes of this Section 3.2, the following Sections 3.2.2(A) to 3.2.2(E) inclusive, shall be applicable:

(A) Issuance of Rights or Options. In case at any time after the date hereof the Company shall in any manner grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such convertible or exchangeable stock or securities being herein called "Convertible Securities") (other than warrants, options or convertible securities issued as consideration for or assumed in conjunction with an acquisition or to officers, directors or employees of the acquired entity in conjunction therewith), whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which shares of Common Stock are issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of such rights or options, or plus, in the case of such rights or options that relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options) shall be less than the Exercise Price in effect as of the date of granting such rights or options, then the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options shall be deemed to be outstanding as of the date of the granting of such rights or options and to have been issued for such price per share, with the effect on the Exercise Price specified in Section 3.2.1 hereof Except as provided in Section 3.2.2 hereof, no further adjustment of the Exercise Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon exercise of such rights or options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

(B) Change in Option Price or Conversion Rate. If (i) the purchase price provided for in any right or option, (ii) the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities, or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock shall be decreased (other than under or by reason of provisions designed to protect against dilution), the Exercise Price then in effect hereunder shall forthwith be decreased to the Exercise Price that would have been in effect at such time had such rights, options or Convertible Securities provided for such changed purchase price, additional consideration or conversion rate, at the time initially issued.

(C) Consideration for Stock. In case at any time Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for cash, the consideration therefor shall be deemed to be the amount received by the Company therefor. In case at any time any Common Stock, Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration, as determined reasonably and in good faith by the Board of Directors of the Company. In case at any time any Common Stock, Convertible Securities or any rights or options to purchase any Common Stock or Convertible Securities shall be issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration received therefor shall be deemed to be the fair value, as determined reasonably and in good faith by the Board of Directors of the Company, of such portion of the assets and business of the nonsurviving corporation as such Board of Directors may determine to be attributable to such Common Stock, Convertible Securities, rights or options as the case may be. In case at any time any rights or options to purchase any shares of Common Stock or Convertible Securities shall be issued in connection with the issuance and sale of other securities of the Company, together consisting of one integral transaction in which no consideration is allocated to such rights or options by the parties, such rights or options shall be deemed to have been issued with consideration.

(D) Record Date. In the case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock or Convertible Securities, or (ii) to subscribe for or purchase Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issuance or sale of the Common Stock or Convertible Securities deemed to have been issued or sold as a result of the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(E) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned directly by the Company in treasury, and the disposition of any such shares shall be considered an issuance or sale of Common Stock for the purpose of this Section 3.2.

3.3 Stock Dividends. In case the Company shall declare a dividend or make any other distribution upon any shares of the Company, payable in Common Stock or Convertible Securities, any Common Stock or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

3.4 Stock Splits and Reverse Splits In the event that the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares or declare a dividend upon any shares of the Company payable in Common Stock or Convertible Securities, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Warrant Shares purchasable pursuant to this Warrant immediately prior to such subdivision shall be proportionately increased, and conversely, in the event that the outstanding shares of Common Stock shall at any time be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such combination shall be proportionately reduced. Except as provided in this Section 3.4, no adjustment in the Exercise Price and no change in the number of Warrant Shares purchasable shall be made under this Article I11 as a result of, or by reason of, any such subdivision or combination.

3.5 Reorganizations and Asset Sales. If any capital reorganization or reclassification of the capital stock of the Company, or any consolidation, merger or share exchange of the Company with another person, or the sale, transfer or other disposition of all or substantially all of its assets to another Person shall be effected in such a way that a holder of Common Stock of the Company shall be entitled to receive capital stock, securities or assets with respect to or in exchange for their shares, then the following provisions shall apply:

3.5.1 As a condition of such reorganization, reclassification, consolidation, merger, share exchange, sale, transfer or other disposition (except as otherwise provided below in this Section 3.5), lawful and adequate provisions shall be made whereby the holder of Warrants shall thereafter have the right to purchase and receive upon the terms and conditions specified in this Warrant and in lieu of the Warrant Shares immediately theretofore receivable upon the exercise of the rights represented hereby, such shares of capital stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of Warrant Shares immediately theretofore so receivable had such reorganization, reclassification, consolidation, merger, share exchange or sale not taken place, and in any such case appropriate provision reasonably satisfactory to such holder shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of Warrant Shares receivable upon the exercise) shall thereafter be applicable, as nearly as possible, in relation to any shares of capital stock, securities or assets thereafter deliverable upon the exercise of Warrants.

3.5.2 In the event of a merger, share exchange or consolidation of the Company with or into another Person as a result of which a number of shares of Common Stock or its equivalent of the successor Person greater or lesser than the number of shares of Common Stock outstanding immediately prior to such merger, share exchange or consolidation are issuable to holders of Common Stock, then the Exercise Price in effect immediately prior to such merger, share exchange or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock.

3.5.3 The Company shall not effect any such consolidation, merger, share exchange, sale, transfer or other disposition unless prior to or simultaneously with the consummation thereof the successor Person (if other than the Company) resulting from such consolidation, share exchange or merger of the Person purchasing or otherwise acquiring such assets shall have assumed by written instrument executed and mailed or delivered to the holder hereof at the last address of such holder appearing on the books of the Company the obligation to deliver to such holder such shares of capital stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to receive, and all other liabilities and obligations of the Company hereunder. Upon written request by the holder hereof, such successor Person will issue a new warrant revised to reflect the modifications in this Warrant effected pursuant to this Section 3.5.

3.5.4 If a purchase, tender or exchange offer is made to and accepted by the holders of 50% or more of the outstanding shares of Common Stock, the Company shall not effect any consolidation, merger, share exchange or sale, transfer or other disposition of all or substantially all of the Company's assets with the Person having made such offer or with any affiliate of such Person, unless prior to the consummation of such consolidation, merger, share exchange, sale, transfer or other disposition the holder hereof shall have been given a reasonable opportunity to then elect to receive upon the exercise of the Warrants either the capital stock, securities or assets then issuable with respect to the Common Stock or the capital stock, securities or assets, or the equivalent, issued to previous holders of the Common Stock in accordance with such offer.

3.6 Adjustment for Asset Distribution. If the Company declares a dividend or other distribution payable to all holders of shares of Common Stock in evidences of indebtedness of the Company or other assets of the Company (including, cash (other than regular cash dividends declared by the Board of Directors), capital stock (other than Common Stock, Convertible Securities or options or rights thereto) or other property), the Exercise Price in effect immediately prior to such declaration of such dividend or other distribution shall be reduced by an amount equal to the amount of such dividend or distribution payable per share of Common Stock, in the case of a cash dividend or distribution, or by the fair value of such dividend or distribution per share of Common Stock (as reasonably determined in good faith by the Board of Directors of the Company), in the case of any other dividend or distribution. Such reduction shall be made whenever any such dividend or distribution is made and shall be effective as of the date as of which a record is taken for the purpose of such dividend or distribution or, if a record is not taken, the date as of which holders of record of Common Stock entitled to such dividend or distribution are determined.

3.7 De Minimis Adjustments. No adjustment in the number of shares of Common Stock purchasable hereunder shall he required unless such adjustment would require an increase or decrease of at least one share of Common Stock purchasable upon an exercise of each Warrant and no adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least $0.01 in the Exercise Price; provided, however, that any adjustments which by reason of this Section 3.7 are not required to be made shall he carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest full share or nearest one hundredth of a dollar, as applicable.

3.8 Notice of Adjustment. Whenever the Exercise Price or the number of Warrant Shares issuable upon the exercise of the Warrants shall he adjusted as herein provided, or the rights of the holder hereof shall change by reason of other events specified herein, the Company shall compute the adjusted Exercise Price and the adjusted number of Warrant Shares in accordance with the provisions hereof and shall prepare an Officer's Certificate setting forth the adjusted Exercise Price and the adjusted number of Warrant Shares issuable upon the exercise of the Warrants or specifying the other shares of stock, securities or assets receivable as a result of such change in rights, and showing in reasonable detail the facts and calculations upon which such adjustments or other changes are based and shall obtain an opinion of the Company's independent accountants as to the correctness of such adjustments and calculations and to the effect that such adjustments and calculations have been made in accordance with the terms hereof. The Company shall cause to he mailed to the holder hereof copies of such Officer's Certificate and its independent accountants' opinion together with a notice stating that the Exercise Price and the number of Warrant Shares purchasable upon exercise of the Warrants have been adjusted and setting forth the adjusted Exercise Price and the adjusted number of Warrant Shares purchasable upon the exercise of the Warrants

3.9 Notifications to Holders. In case at any time the Company proposes:

(i) to declare any dividend upon its Common Stock payable in capital stock or make any special dividend or other distribution (other than cash dividends) to the holders of its Common Stock;

(ii) to offer for subscription pro rata to all of the holders of its Common Stock any additional shares of capital stock of any class or other rights;

(iii) to effect any capital reorganization, or reclassification of the capital stock of the Company, or consolidation, merger or share exchange of the Company with another Person, or sale, transfer or other disposition of all or substantially all of its assets; or

(iv) to effect a voluntary or involuntary dissolution, liquidation or winding up of the Company, then, in any one or more of such cases, the Company shall give the holder hereof (a) at least 10 days' (but not more than 90 days') prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of such issuance, reorganization, reclassification, consolidation, merger, share exchange, sale, transfer, disposition, dissolution, liquidation or winding up, and (b) in the case of any such issuance, reorganization, reclassification, consolidation, merger, share exchange, sale, transfer, disposition, dissolution, liquidation or winding up, at least 10 days' (but not more than 90 days') prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock, as the case may be, for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, share exchange, sale, transfer, disposition, dissolution, liquidation or winding up, as the case may be.

3.10 Company to Prevent Dilution. If any event or condition occurs as to which other provisions of this Article I11 are not strictly applicable or if strictly applicable would not fairly protect the exercise or purchase rights of the Warrants evidenced hereby in accordance with the essential intent and principles of such provisions, or that might materially and adversely affect the exercise or purchase rights of the holder hereof under any provisions of this Warrant, then the Company shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, so as to protect such exercise and purchase rights as aforesaid, and any adjustments necessary with respect to the Exercise Price and the number of Warrant Shares purchasable hereunder so as to preserve the rights of the holder hereunder. In no event shall any such adjustment have the effect of increasing the Exercise Price as otherwise determined pursuant to this Article 111 except in the event of a combination of shares of the type contemplated in Section 3.4 hereof, and then in no event to an amount greater than the Exercise Price as adjusted pursuant to Section 3.4 hereof

ARTICLE IV

MISCELLANEOUS

4.1 Entire Agreement. This Warrant, together with the Agreement and the Registration Rights Agreement, contains the entire agreement between the holder hereof and the Company with respect to the Warrant Shares purchasable upon exercise hereof and the related transactions and supersedes all prior arrangements or understandings with respect thereto.

4.2 Governing Law. This warrant shall be governed by and construed in accordance with the laws of the State of Texas.

4.3 Waiver and Amendment. Any term or provision of this Warrant may be waived at any time by the party which is entitled to the benefits thereof and any term or provision of this Warrant may be amended or supplemented at any time by agreement of the holder hereof and the Company, except that any waiver of any term or condition, or any amendment or supplementation, of this Warrant shall be in writing. A waiver of any breach or failure to enforce any of the terms or conditions of this Warrant shall not in any way effect, limit or waive a party's rights hereunder at any time to enforce strict compliance thereafter with every term or condition of this Warrant.

4.4 Illegality. In the event that any one or more of the provisions contained in this Warrant shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in any other respect and the remaining provisions of this Warrant shall not, at the election of the party for whom the benefit of the provision exists, be in any way impaired.

4.5 Copy of Warrant. A copy of this Warrant shall be filed among the records of the Company.

4.6 Notice. Any notice or other document required or permitted to be given or delivered to the holder hereof shall be in writing and delivered at, or sent by certified or registered mail to such holder at, the last address shown on the books of the Company maintained at the Warrant Office for the registration of this Warrant or at any more recent address of which the holder hereof shall have notified the Company in writing. Any notice or other document required or permitted to be given or delivered to the Company, other than such notice or documents required to be delivered to the Warrant Office, shall be delivered at, or sent by certified or registered mail to, the offices of the Company at 4600 Post Oak Place, Suite 152, Houston, Texas 77027, or such other address within the continental United States of America as shall have been furnished by the Company to the holder of this Warrant.

4.7 Limitation of Liability: Not Stockholders. No provision of this Warrant shall be construed as conferring upon the holder hereof the right to vote, consent, receive dividends or receive notices (other than as herein expressly provided) in respect of meetings of stockholders for the election of directors of the Company or any other matter whatsoever as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the purchase price of any shares of Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

4.8 Exchange Loss. Destruction. etc. of Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of this Warrant, and in the case of any such loss, theft or destruction upon delivery of a bond of indemnity or such other security in such form and amount as shall be reasonably satisfactory to the Company, or in the event of such mutilation upon surrender and cancellation of this Warrant, the Company will make and deliver a new warrant of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant. Any warrant issued under the provisions of this Section 4.8 in lieu of any Warrant alleged to be lost, destroyed or stolen, or in lieu of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange or replacement. The Company shall pay all taxes (other than securities transfer taxes or income taxes) and all other expenses and charges payable in connection with the preparation, execution and delivery of warrants pursuant to this Section 4.8.

4.9 Registration Rights. The Warrant Shares shall be entitled to such registration rights under the Securities Act and under applicable state securities laws as are specified in the Registration Rights Agreement.

4.10 Headings. The Article and Section and other headings herein are for convenience only and are not a part of this Warrant and shall not affect the interpretation thereof. IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name.

Dated as of___________________

OMNIMMUNE CORP.

By: _________________________________
Harris A. Lichtenstein
President

SUBSCRIPTION NOTICE

The undersigned, the holder of the foregoing Warrant, hereby elects to exercise purchase rights represented thereby for, and to purchase thereunder, shares of the Common Stock covered by such Warrant through a "cashless" or "net issue" exercise of such Warrant ("Cashless Exercise") pursuant to Section 1.1 of such Warrant, and requests that certificates for such shares (and any other securities or other property issuable upon such exercise) be issued in the name of, and delivered to

The calculation upon which the Cashless Exercise is based is as follows: (No. of Warrants) ((Market Price - Exercise Price)/Market Price) = No. of shares of Common Stock

-OR -

The undersigned, the holder of the foregoing Warrant, hereby elects to exercise purchase rights represented thereby for, and to purchase thereunder, shares of the Common Stock covered by such Warrant, and herewith makes payment in full for such shares, and requests (a) that certificates for such shares (and any other securities or other property issuable upon such exercise) be issued in the name of, and delivered to , and (b) if such shares shall not include all of the shares issuable as provided in such Warrant, that a new Warrant of like tenor and date for the balance of the shares issuable thereunder be delivered to the undersigned.

Signature:_______________

Date:___________________

ASSIGNMENT

For value received, hereby sells, assigns, and transfers unto the within Warrant, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint attorney, to transfer such Warrant on the books of Omnimmune Corp., a Texas corporation, with full power of substitution.

 Date:_____________________